Exhibit 99.1

                                                             EXECUTION COPY


                             AUCTION AGENT AGREEMENT

                                  by and among

                             CLASSNOTES TRUST 1997-I

                                   as Issuer,

                              BANKERS TRUST COMPANY

                              as Indenture Trustee,

                                       and

                             BANKERS TRUST COMPANY,

                                as Auction Agent


                          Dated as of December 24, 1997

                                   Relating to

                           ASSET BACKED NOTES, CLASS 2

                                  SERIES 1997-2

                                       and

                            ASSET BACKED CERTIFICATES

                                TABLE OF CONTENTS

                                                                        PAGE

Section 1.     Definitions and Rules of Construction..................... 2
      1.1      Terms Defined by Reference to First
               Terms Supplement.......................................... 2
      1.2      Terms Defined Herein...................................... 2
      1.3      Rules of Construction..................................... 3

Section 2.     The Auction............................................... 4
      2.1      Incorporation by Reference of Auction
               Procedures and Settlement Procedures...................... 4
      2.2      Preparation of Each Auction; Maintenance
               of Existing Owner Registry................................ 5
      2.3      All Hold Rates, Maximum Auction
               Rates, Net Loan Rate, One-Month LIBOR
               and Three-Month LIBOR..................................... 8
      2.4      Auction Schedule.......................................... 9
      2.5      Changes in Auction Periods or Auction
               Date......................................................11
      2.6      Notice of Fee Rate Change.................................12
      2.7      Notices To Existing Noteholders and
               Existing Certificateholders...............................12
      2.8      Payment Default...........................................12
      2.9      Broker-Dealers............................................12
      2.10     Access to and Maintenance of Auction
               Records...................................................13

Section 3.     [Reserved]................................................13

Section 4.     [Reserved]................................................13

Section 5.     Representations and Warranties of the
               Auction Agent.............................................14

Section 6.     The Auction Agent.........................................14
      6.1      Duties and Responsibilities...............................14
      6.2      Rights of the Auction Agent...............................14
      6.3      Auction Agent's Disclaimer................................15
      6.4      Compensation, Remedies and Indemnification................15
      6.5      Compensation of the Broker-Dealers........................16

Section 7.     Miscellaneous.............................................17
      7.1      Term of Agreement.........................................17
      7.2      Communications............................................18
      7.3      Entire Agreement..........................................19
      7.4      Benefits..................................................19
      7.5      Amendment: Waiver.........................................19
      7.6      Successor and Assigns.....................................20
      7.7      Severability..............................................20
      7.8      Execution in Counterparts.................................20
      7.9      Governing Law.............................................20
      7.9(A)   No Petition...............................................20
      7.10     Indenture Trustee.........................................20

EXHIBITS

Exhibit A - List of Initial Broker-Dealers
Exhibit B - Broker-Dealer Agreement
Exhibit C - [Reserved]
Exhibit D - Notice of Notes Outstanding
Exhibit E - Notice of Fee Rate Change
Exhibit F - Notice of a Payment Default
Exhibit G - Settlement Procedures
Exhibit H - Notice of Continuation of Auction Period
Exhibit I - Notice of Interest Rate
Exhibit J - Notice of Ratings

                             AUCTION AGENT AGREEMENT

          THIS AUCTION AGENT AGREEMENT, dated as of December 24, 1997 (this "Auction Agent Agreement"), is being entered into by and among CLASSNOTES TRUST 1997-I, a Pennsylvania business trust (together with any successors or assigns, the "Issuer"), Bankers Trust Company, a New York banking corporation, as Indenture Trustee (together with any successors or assigns, the "Indenture Trustee") under a certain Master Indenture and First Terms Supplement, as hereinafter defined and described, and Bankers Trust Company, a New York banking corporation, (together with its successors and assigns, the "Auction Agent"), acting not in its individual capacity but solely as agent for the Issuer.

          The Issuer proposes to cause the Trustee to authenticate and deliver up to $265,000,000 aggregate principal amount of its Asset-Backed Notes, Series 1997-2, Class A-4 (the "Class A-4 Notes"), Class A-5 (the "Class A-5 Notes")and Class A- 6 the "Class A-6 Notes" and, together with the Class A-4 Notes and the Class A-5 Notes, the "Series 1997-2 Notes"). The Series 1997-2 Notes will be issued under the Second Terms Supplement (the "Second Terms Supplement"), dated as of December 24, 1997, by and between the Issuer and the Indenture Trustee and executed pursuant to an Indenture dated as of March 21, 1997 (as amended and supplemented from time to time, the "Master Indenture"), by and between the Indenture Trustee and the Issuer. After the applicable Initial Period, the Class Interest Rate for the Class A-5 and Class A-6 Notes (the "Auction Rate Notes") shall be based on the Auction Procedure. Pursuant to Section 2.5.5 of the Second Terms Supplement, the Auction Agent has been appointed to act in the capacities set forth in this Auction Agent Agreement with respect to the Auction Rate Notes.

          In connection with issuing the Series 1997-2 Notes, the Issuer proposes to issue $15,000,000 aggregate principal amount of its Auction Rate Asset-Backed Certificates, Class 2 (the "Certificates"). The Certificates will be issued under the Second Trust Supplement, dated as of December 23, 1997 (herein, the "Trust Supplement") executed in accordance with the Trust Agreement, dated as of March 21, 1997, as amended or supplemented from time to time, the "Trust Agreement"), among Trans-World Insurance Company d/b/a/ Educaid, an Arizona corporation, and ClassNotes, Inc., as Depositors, and The York Bank and Trust Company, a Pennsylvania bank and trust company, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"). The Certificates are being issued as auction rate securities. Pursuant to Section 3.15 of the Trust Agreement and the related Appendix B, the Auction Agent has been appointed to act in the capacities set forth in this Auction Agent Agreement with respect to the Certificates.

          The Indenture Trustee is entering into this Auction Agent Agreement at the direction of the Issuer pursuant to the terms of the Second Terms Supplement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Issuer, the Trustee and the Auction Agent agree as follows:

          Section 1. DEFINITIONS AND RULES OF CONSTRUCTION.

          1.1 TERMS DEFINED BY REFERENCE. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Master Indenture, the Second Terms Supplement, the Trust Agreement, the Trust Supplement or the Broker-Dealer Agreement.

          1.2 TERMS DEFINED HEREIN. As used herein and in the Settlement Procedures (as defined below), the following terms shall have the following meanings, unless the context otherwise requires:

          "AUCTION" shall have the meaning specified in Section 2.1 hereof.

          "AUCTION AGENT FEE" shall have meaning specified in Section 6.4(b) hereof.

          "AUCTION AGENT FEE RATE" shall mean the rate per annum determined pursuant to Section 6.4(b) hereof, as the same may be changed from time to time in accordance with Section 6.4(b) hereof, at which the fee to be paid to the Auction Agent for services rendered by it hereunder and under the Broker-Dealer Agreements accrues pursuant to Section 6.4(b) hereof.

          "AUCTION PROCEDURES" shall mean with respect to the Auction Rate Notes, the provisions that are set forth in Sections 2.5 through 2.5.8, inclusive, of the First Terms Supplement.

          "AUCTION RATE NOTES" shall have the meaning specified in the second paragraph of this Auction Agent Agreement.

          "AUTHORIZED AUCTION AGENT OFFICER" shall mean, with respect to the Auction Agent, each Managing Director, Vice President, Assistant Vice President, and Assistant Treasurer of the Auction Agent and every other officer of the Auction Agent assigned to its Corporate Trust Group and every other officer or employee of the Auction Agent designated as an "Authorized Auction Agent Officer" for purposes hereof in a communication to the Trustee and the Issuer.

          "AUTHORIZED ISSUER OFFICER" shall mean any Authorized Officer (as defined in Appendix A to the First Supplemental Sale and Servicing Agreement) of the Eligible Lender Trustee or other person designated in writing by any of the above-listed officers to the Auction Agent from time to time by the Issuer, which writing may limit the functions which such other person may undertake as an Authorized Issuer Officer hereunder.

          "AUTHORIZED INDENTURE TRUSTEE REPRESENTATIVE" shall mean each Vice President, Assistant Vice President, Assistant Secretary or Assistant Treasurer in the Corporate Trust and Agency Group of the Indenture Trustee and every other officer or employee of the Indenture Trustee designated as an "Authorized Indenture Trustee Representative" for purposes hereof in a written communication to the Auction Agent and the Issuer.

          "BROKER-DEALER" shall mean a person listed on Exhibit A hereto as such Exhibit A may be amended from time to time.

          "BROKER-DEALER AGREEMENT" shall mean each agreement between the Auction Agent and a Broker-Dealer substantially in the form attached hereto as Exhibit B.

          "BROKER-DEALER FEE" shall have the meaning specified in Section 6.5(a) hereof.

          "BROKER-DEALER FEE RATE" shall have the meaning specified in Section 6.5(b) hereof.

          "EXISTING OWNER REGISTRY" shall mean the register maintained by the Auction Agent pursuant to Section 2.2 hereof.

          "NOTICE OF FAILURE TO DELIVER OR MAKE PAYMENT" shall mean a notice substantially in the form of Exhibit D to the Broker-Dealer Agreement.

          "NOTICE OF FEE RATE CHANGE" shall mean a notice substantially in the form of Exhibit E hereof.

          "NOTICE OF RATINGS" shall mean a notice substantially in the form of Exhibit J hereto.

          "NOTICE OF NOTES OUTSTANDING" shall mean a notice substantially in the form of Exhibit D hereto.

          "NOTICE OF A PAYMENT DEFAULT" shall mean a notice substantially in the form of Exhibit F hereto.

          "NOTICE OF TRANSFER" shall mean a notice substantially in the form of Exhibit C to the Broker-Dealer Agreement.

          "PARTICIPANT" shall mean a member of, or participant in, the Securities Depository.

          "SETTLEMENT PROCEDURES" shall mean the Settlement Procedures attached as Exhibit G hereto.

          1.3 RULES OF CONSTRUCTION. Unless the context or use indicates another or different meaning or intent, the following rules shall apply to the construction of this Auction Agent Agreement:

                    (a) Words importing the singular number shall include the plural number and vice versa.

                    (b) The captions and headings herein are solely for convenience of reference and shall not constitute a part of this Auction Agent Agreement nor shall they affect its meaning, construction or effect.

                    (c) The words "hereof," "herein," "hereto" and other words of similar import refer to this Auction Agent Agreement as a whole.

                    (d) All references herein to a particular time of day shall be to New York City time.

          Section 2. THE AUCTION.

          2.1 INCORPORATION BY REFERENCE OF AUCTION PROCEDURES AND SETTLEMENT PROCEDURES.

               (a) During the applicable Initial Period, (x) each Class of Auction Rate Notes shall bear interest at the initial Class Interest Rate as set forth in the Second Terms Supplement and (y) the Certificates shall bear interest at the Initial Certificate Rate as set forth in the Trust Agreement. Thereafter, each Class of Auction Rate Notes shall bear interest at the applicable Class Interest Rate and the Certificates shall bear interest at the applicable Certificate Rate, in each case based on an Interest Period that shall be an Auction Period. The Class Interest Rate or Certificate Rate, as the case may be, for each applicable Auction Period shall be the lesser of (i) the Net Loan Rate and (ii)(A) the Auction Rate determined in accordance with Section 2.4 and Section 2.5 of the Second Terms Supplement (not to exceed the applicable Class Interest Rate Limitation) in the case of the Auction Rate Notes and (B) the Auction Rate determined in accordance with Section 2.1 and Section 2.2 of Appendix B of the Trust Agreement (not to exceed the Certificate Rate Limitation) in the case of the Certificates. Pursuant to Section 2.5.5 of the Second Terms Supplement, the Issuer has duly appointed Bankers Trust Company as Auction Agent for purposes of the Auction Procedures and to perform such other obligations and duties as are herein set forth. Bankers Trust Company hereby accepts such appointment and agrees that, on each Auction Date, it shall follow the procedures set forth in this Section 2 and the Auction Procedures for the purpose of, among other things, determining the Auction Rate, and ultimately the Class Interest Rate or Certificate Rate, as the case may be, for each Auction Period other than the Initial Period. Each periodic operation of such procedures is hereinafter referred to as an "Auction."

               (b) All of the provisions contained in the Auction Procedures and the Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part hereof to the same extent as if such provisions were fully set forth herein.

          2.2 PREPARATION OF EACH AUCTION; MAINTENANCE OF EXISTING OWNER
REGISTRY.

               (a) A list of Broker-Dealers (showing Smith Barney Inc. as the sole initial Broker-Dealer) is attached as Exhibit A to this Auction Agent Agreement. Not later than seven days prior to any Auction Date for which any change in such list of Broker-Dealers is to be effective, the Indenture Trustee, at the direction of an Authorized Issuer Officer, will notify the Auction Agent and the Surety Provider in writing of such change and, if any such change is the addition of a Broker-Dealer to such list, shall cause to be delivered to the Auction Agent for execution by the Auction Agent a Broker-Dealer Agreement manually signed by such Broker-Dealer. The Auction Agent shall have entered into a Broker-Dealer Agreement with each Broker-Dealer prior to the participation of any such Broker-Dealer in any Auction.

               (b) In the event that any day that is scheduled to be an Auction Date shall be changed after the Auction Agent shall have given the notice of such Auction Date pursuant to clause (vii) of paragraph (a) of the Settlement Procedures, the Auction Agent, by such means as the Auction Agent deems practicable, shall give notice of such change to the Broker- Dealers not later than the earlier of 9:15 A.M., on the new Auction Date and 9:15 A.M. on the old Auction Date.

               (c) (i) The Auction Agent shall maintain a current registry of Persons that are Broker-Dealers, compiled initially on the Closing Date as described below, and that hold Auction Rate Notes or Certificates for purposes of dealing with the Auction Agent in connection with an Auction (such registry being herein called the "Existing Owner Registry"). Such Persons shall constitute the "Existing Noteholders" and "Existing Certificateholders," respectively, for purposes of dealing with the Auction Agent in connection with an Auction. The Auction Agent shall indicate in the Existing Owner Registry for each Existing Noteholder and Existing Certificateholder the identity of the Broker-Dealer which submitted the most recent Order in any Auction which resulted in such Existing Noteholder or Existing Certificateholder continuing to hold or purchasing the Auction Rate Notes or Certificates, as the case may be. Pursuant to the Broker-Dealer Agreement, Smith Barney Inc., as the sole initial Broker-Dealer, has agreed to provide to the Auction Agent on the Closing Date the names and addresses of the Persons who are to be initially listed on the Existing Owner Registry as constituting the initial Existing Noteholders and Existing Certificateholders for purposes of dealing with the Auction Agent in connection with an Auction. The Auction Agent may rely upon, as evidence of the identities of the Existing Noteholders and Existing Certificateholders, such list, the results of each Auction and notices from any Existing Noteholder or Existing Certificateholder, Participant of any Existing Noteholder or Existing Certificateholder or Broker-Dealer of any Existing Noteholder or Existing Certificateholder.

                    (ii) The Indenture Trustee shall notify the Auction Agent in writing when any notice of principal payment of Auction Rate Notes is sent to the Securities Depository as the owner of Auction Rate Notes not later than 11:00 A.M., on the date such notice is sent. Such notice shall be substantially in the form of Exhibit D, Notice of Notes/Certificates Outstanding. In the event the Auction Agent receives from the Indenture Trustee written notice of any payment of principal of any Auction Rate Notes, the Auction Agent shall, at least two Business Days prior to the next Auction applicable to such Class of Auction Rate Notes, request each Participant to disclose to the Auction Agent (upon selection by such Participant of the Existing Noteholders whose Auction Rate Notes are to receive principal payments) the aggregate principal amount of such Auction Rate Notes of each such Existing Noteholder, if any, which are to be paid; provided the Auction Agent has been furnished with the name and telephone number of a person or department at such Participant from which it is to request such information. In the absence of receiving any such information with respect to any Existing Noteholder from such Existing Noteholder's Participant or otherwise, the Auction Agent may continue to treat such Existing Noteholder, as the beneficial owner of the principal amount of Auction Rate Notes shown in the Existing Owner Registry.

                    (iiii) The Eligible Lender Trustee shall notify the Auction Agent in writing when any notice of principal payment of Certificates is sent to the Securities Depository as the owner of Certificates not later than 11:00 A.M., on the date such notice is sent. Such notice shall be substantially in the form of Exhibit D, Notice of Notes/Certificates Outstanding. In the event the Auction Agent receives from the Eligible Lender Trustee written notice of any payment of principal of any Certificates, the Auction Agent shall, at least two Business Days prior to the next Auction applicable to the Certificates, request each Participant to disclose to the Auction Agent (upon selection by such Participant of the Existing Certificateholders whose Certificates are to receive principal payments) the aggregate principal amount of such Certificates of each such Existing Certificateholder, if any, which are to be paid; provided the Auction Agent has been furnished with the name and telephone number of a person or department at such Participant from which it is to request such information. In the absence of receiving any such information with respect to any Existing Certificateholder from such Existing Certificateholder's Participant or otherwise, the Auction Agent may continue to treat such Existing Certificateholder, as the beneficial owner of the principal amount of Certificates shown in the Existing Owner Registry.

                    (iv) The Auction Agent shall be required to register in the Existing Owner Registry a transfer of Auction Rate Notes or Certificates from an Existing Noteholder or Certificateholder, respectively, to another Person only if such transfer is made to a Person through a Broker-Dealer and if (A) such transfer is pursuant to an Auction or (B) the Auction Agent has been notified in writing (1) in a notice substantially in the form of a Notice of Transfer by such Existing Noteholder or Certificateholder, by the Participant of such Existing Noteholder or Existing Certificateholder or by the Broker-Dealer of such Existing Noteholder or Existing Certificateholder of such transfer or (2) in a notice substantially in the form of a Notice of Failure to Deliver or Make Payment by the Broker-Dealer of any Person that purchased or sold Auction Rate Notes or Certificates in an Auction of the failure of such Auction Rate Notes or Certificates to be transferred as a result of the Auction. The Auction Agent is not required to accept any Notice of Transfer or Notice of Failure to Deliver or Make Payment delivered prior to an Auction unless it is received by the Auction Agent by 3:00 P.M. on the Business Day next preceding the applicable Auction Date.

               (d) The Auction Agent may request that the Broker-Dealers, as set forth in the Broker-Dealer Agreements, provide the Auction Agent with the aggregate principal amount of Auction Rate Notes and Certificates held by such Broker-Dealers for purposes of the Existing Owner Registry. Except as permitted by Section 2.10 hereof, the Auction Agent shall keep confidential any such information and shall not disclose any such information so provided to any person other than the relevant Broker-Dealer, the Issuer and the Trustee, provided that the Auction Agent reserves the right to disclose any such information if it is advised by its counsel that its failure to do so would be unlawful.

               (e) The Auction Agent shall send by telecopy or other means as soon as reasonably practicable, but in no event later than the next Business Day, a copy of any Notice of Notes/ Certificates Outstanding received from the Indenture Trustee or the Eligible Lender Trustee, as applicable, to each Broker-Dealer in accordance with Section 4.3 of the applicable Broker-Dealer Agreement.

               (f) The Auction Agent shall be entitled to rely upon written notices from the Administrator and the Eligible Lender Trustee as to non-Business Days in California and Pennsylvania respectively.

          2.3 ALL HOLD RATES, MAXIMUM AUCTION RATES, NET LOAN RATE, ONE-MONTH LIBOR AND THREE-MONTH LIBOR.

               (a) On each Auction Date, the Auction Agent shall determine the All Hold Rate, the Maximum Auction Rate, the Net Loan Rate (as provided by the Administrator) and One-Month LIBOR or Three-Month LIBOR, as applicable. Not later than 9:30 A.M. on each Auction Date, the Auction Agent shall notify the Indenture Trustee and the Broker-Dealers of the All Hold Rate, the Maximum Auction Rate, the Net Loan Rate and One-Month LIBOR or Three-Month LIBOR, as applicable, so determined. On or within three (3) Business Days after each Closing Date, the Issuer shall give written notice to the Auction Agent of the initial ratings on the applicable Notes by Moody's and Standard & Poor's substantially in the form of the Notice of Ratings. Thereafter, if there is a change in one or both of such ratings, the Issuer shall give written notice to the Auction Agent substantially in the form of the Notice of Ratings within three (3) Business Days of its receipt of notice of such change, but not later than the close of business on the Business Day immediately preceding an Auction Date if the Issuer has received written notice of such change in a rating or ratings prior to 12:00 noon on such Business Day, and the Auction Agent shall take into account such change in rating or ratings for purposes hereof and any Auction so long as such Notice of Ratings is received by the Auction Agent no later than the close of business on such Business Day.

               (b) (i) If, on any Auction Date for an Auction Period, an Auction is not held for any reason, then (except as provided in (ii) and (iii) below) the Class Interest Rate on the applicable Class of Auction Rate Notes, or the Certificate Rate for the Certificates, as the case may be, for the next succeeding Auction Period shall be the Net Loan Rate.

                    (ii) If the ownership of the Auction Rate Notes or the Certificates is no longer maintained in Book-entry Form by the Securities Depository, no further Auctions shall be held and the Class Interest Rate on each Class of Auction Rate Notes for each applicable Interest Period commencing after the delivery of certificated Auction Rate Notes pursuant to Section 2.15 of the Master Indenture, and the Certificate Rate on the Certificates pursuant to Section 3.14 of the Trust Agreement, shall equal the lesser of the Net Loan Rate and the Maximum Auction Rate as determined by the Indenture Trustee on the Business Day immediately preceding the first day of each such applicable subsequent Interest Period as provided in the Second Terms Supplement.

                    (iii) If a Payment Default shall have occurred, the Class Interest Rate on each Class of Auction Rate Notes, and the Certificate Rate on the Certificates, for each applicable Interest Period commencing on or immediately after the occurrence of such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured or waived in accordance with the Second Terms Supplement or Trust Agreement, shall equal the Non-Payment Rate, as determined by the Indenture Trustee on the first day of each such Interest Period as provided in the Second Terms Supplement and the Trust Agreement. The Class Interest Rate on each Class of Auction Rate Notes, and the Certificate Rate on the Certificates, for each applicable Interest Period commencing at least two Business Days after any cure or waiver of a Payment Default shall be determined through implementation of the Auction Procedures.

          2.4 AUCTION SCHEDULE. The Auction Agent shall conduct Auctions on the Auction Date in accordance with the schedule set forth below. Such schedule may be changed by the Auction Agent with the consent of the Indenture Trustee and the Market Agent, which consent shall not be unreasonably withheld or delayed. The Auction Agent shall give notice pursuant to Section 4.3 of the applicable Broker-Dealer Agreement of any such change to each Broker-Dealer. Such notice shall be given prior to the first Auction Date on which any such change shall be effective.

By 9:30 A.M.                  The Auction Agent advises the Indenture
                              Trustee and the Broker-Dealers of the Maximum
                              Auction Rate, the All Hold Rate, the Net Loan Rate
                              (as provided by the Administrator) and One-Month
                              LIBOR or Three-Month LIBOR, as applicable, to be used in determining the Auction Rate under the Auction Procedures, the Second Terms Supplement, the Trust Agreement and this Auction Agent
                              Agreement.

9:30 A.M. - 12:30 P.M.        The Auction Agent assembles information
                              communicated to it by Broker-Dealers as provided in Section 2.5.1(c)(i) of the Second Terms
                              Supplement or Section 2.2.1(c)(i) of Appendix B of the Trust Agreement. The Submission Deadline is
                              12:30 P.M.

Not earlier than              The Auction Agent makes the determination
12:30 P.M.                    pursuant to Section 2.5.1(c)(i) of  the Second
                              Terms Supplement or Section 2.2.1(c)(i) of
                              Appendix B of the Trust Agreement.

By approximately              The Auction Agent advises the Indenture
3:00 P.M.* or 4:00 P.M.**     Trustee of the results of the Auction
                              as provided in Section 2.5.1(c)(ii) of the Second
                              Terms Supplement or the Eligible Lender Trustee of the results of the Auction as provided in Section
                              2.2.1(c)(ii) of Appendix B of the Trust Agreement.
                              Submitted Bids and Submitted Sell Orders are accepted and rejected in whole or in part and (X)
                              Auction Rate Notes allocated as provided in
                              Section 2.5.1(d) of the Second Terms Supplement or
                              (Y) Certificates allocated as provided in Section
                              2.2.1 of Appendix B of the Trust Agreement, as the case may be.

* If the Class Interest Rate or the Certificate Rate, as the case may be, is the Auction Rate.
** If the Class Interest Rate or the Certificate Rate, as the case may be, is the Net Loan Rate.

          The Auction Agent shall follow the notification procedures set forth in paragraph (a) of the Settlement Procedures. In accordance with Section 2.5.1(c)(ii) of the Second Terms Supplement and Section 2.2.1(c)(ii) of Appendix B of the Trust Agreement, the Auction Agent shall give written notice to the Indenture Trustee, the Eligible Lender Trustee, the Administrator and Surety Provider of each Class Interest Rate.

          2.5 CHANGES IN AUCTION PERIODS OR AUCTION DATE.

               (a) Changes in Auction Period or Periods.

                         (i) The Auction Agent shall mail any notice delivered to it pursuant to (X) Section 2.5.7(a) of the First Terms Supplement to the Existing Noteholders of the applicable Class of Auction Rate Notes and (Y) Section 2.2.7(a) of Appendix B of the Trust Agreement to the Existing Certificateholders, in either case, within the two Business Days of its receipt thereof.

                         (ii) The Auction Agent shall deliver any certificate delivered to it pursuant to Section 2.5.7(c) of the Second Terms Supplement or 2.2.7(c) of Appendix B of the Trust Agreement to the Broker-Dealers not later than 3:00 P.M on the Business Day before the next Auction Date by telecopy or similar means.

                         (iii) If, after delivery to the Auction Agent of the notice referred to in Section 2.5.7(a) of the Second Terms Supplement or 2.2.7(a) of Appendix B of the Trust Agreement, the Auction Agent fails to receive the certificate referred to in Section 2.5.7(c) of the First Terms Supplement or 2.2.7(c) of Appendix B of the Trust Agreement by 11:00 A.M on the Business Day before the next applicable Auction Date, the Auction Agent shall deliver a notice of such failure in substantially the form of Exhibit H hereto to the Broker-Dealers not later than 3:00 P.M. on such Business Day by telecopy or other similar means.

                         (iv) If, after delivery to the Auction Agent of the notice referred to in Section 2.5.7(a) and the certificate referred to in Section 2.5.7(c) of the Second Terms Supplement or the notice referred to in 2.2.7(a) of Appendix B of the Trust Agreement and the certificate referred to in 2.2.7(c) of Appendix B of the Trust Agreement, Sufficient Bids for the applicable Class of Auction Rate Notes or Certificates are not received by the Auction Agent by the Submission Deadline, the Auction Agent shall deliver a notice in substantially the form of Exhibit I hereto to the Broker-Dealers not later than 3:00 P.M on such Auction Date by telephone confirmed in writing the next Business Day.

               (b) Changes in Auction Date. The Auction Agent shall mail any notice delivered to it pursuant to Section 2.5.8 of the Second Terms Supplement or 2.2.8 of Appendix B of the Trust Agreement to the Broker-Dealers within three Business Days of its receipt thereof.

          2.6 NOTICE OF FEE RATE CHANGE. If the Auction Agent Fee Rate is changed pursuant to the provisions of Section 6.4(b) hereof or the Broker-Dealer Fee Rate is changed pursuant to the provisions of 6.5(b) hereof, the Auction Agent shall mail a Notice of Fee Rate Change (i) to the Indenture Trustee, the Eligible Lender Trustee, the Administrator and the Surety Provider with respect to a change in the Auction Agent Fee Rate and the Broker-Dealer Fee Rate and
(ii) to the Broker-Dealers with respect to a change in the Broker-Dealer Fee Rate, in each case within two Business Days of such change.

          2.7 NOTICES TO EXISTING NOTEHOLDERS AND EXISTING CERTIFICATEHOLDERS. The Auction Agent shall be entitled to rely upon the address of each Broker-Dealer as provided in Section 4.3 of the applicable Broker-Dealer Agreement in connection with any notice to each Broker-Dealer, as an Existing Noteholder or Existing Certificateholder, required to be given by the Auction Agent.

          2.8 PAYMENT DEFAULT.

               (a) After delivery by the Indenture Trustee to the Auction Agent of a notice that a Payment Default shall have occurred, the Auction Agent shall on the Business Day following its receipt of the same deliver a Notice of Payment Default to the Broker-Dealers by telecopy or other similar means.

               (b) The Auction Agent shall deliver a copy of any notice received by it from the Indenture Trustee to the effect that a Payment Default has been cured to the Broker-Dealers on the Business Day following its receipt of the same by telecopy or other similar means.

          2.9 BROKER-DEALERS.

               (a) If the Auction Agent is provided with a copy of a Broker-Dealer Agreement, which has been manually signed, with any person listed on Exhibit A hereto to which the Indenture Trustee, at the direction of an Authorized Officer of the Administrator, and the Surety Provider shall have consented, it shall enter into such Broker-Dealer Agreement with such person. The Issuer hereby directs the Indenture Trustee to consent to Smith Barney Inc. as the initial Broker-Dealer.

               (b) The Auction Agent may, at the written direction of an Authorized Issuer Officer, and with the approval of the Surety Provider and the prior written consent of Smith Barney Inc., so long as Smith Barney Inc. is acting as a Broker-Dealer, enter into a Broker-Dealer Agreement with any other person who requests to be selected to act as a Broker-Dealer. The Auction Agent shall have entered into a Broker-Dealer Agreement with each Broker-Dealer prior to the participation of any such Broker-Dealer in any Auction.

               (c) The Auction Agent shall terminate any Broker-Dealer Agreement as set forth therein at the direction of an Authorized Issuer Officer.

          2.10 ACCESS TO AND MAINTENANCE OF AUCTION RECORDS. The Auction Agent shall afford to the Indenture Trustee, the Issuer, their respective agents independent public accountants and counsel, access at reasonable times during normal business hours to review and make extracts or copies (at no cost to the Auction Agent) of all books, records, documents and other information concerning the conduct and results of Auctions, provided that any such agent, accountant, or counsel shall furnish the Auction Agent with a letter from the Indenture Trustee or the Issuer requesting that the Auction Agent afford such person access. The Auction Agent shall maintain records relating to any Auction for a period of two years after such Auction (unless requested by the Indenture Trustee or the Issuer to maintain such records for such longer period not in excess of four years, then for such longer period), and such records shall, in reasonable detail, accurately and fairly reflect the actions taken by the Auction Agent hereunder. At the end of such period, the Auction Agent shall deliver such records to the Indenture Trustee, if so requested. The Indenture Trustee and the Issuer agree to keep any information regarding the conduct and results of the Auctions, including without limitation information regarding customers of any Broker-Dealer, received from the Auction Agent in connection with this Auction Agent Agreement confidential and shall not disclose such information or permit the disclosure of such information without the prior written consent of the applicable Broker-Dealer to anyone except such agent, accountant or counsel engaged to audit or review the results of Auctions as permitted by this Section 2.10, except as may otherwise be required by applicable law or regulation. Any such agent, accountant or counsel, before having access to such information, shall agree to keep such information confidential and not to disclose such information or permit disclosure of such information without the prior written consent of the applicable Broker-Dealer, except as may otherwise be required by applicable law or regulation.

          Section 3. [Reserved].

          Section 4. [Reserved].

          Section 5. REPRESENTATIONS AND WARRANTIES OF THE AUCTION AGENT. The Auction Agent hereby represents and warrants to the Issuer that:

          5.1 The Auction Agent (i) has been duly incorporated and is validly existing and in good standing as a banking corporation under the laws of the State of New York, and (ii) has all necessary authority to enter into and perform its obligations under this Auction Agent Agreement. This Auction Agent Agreement has been duly and validly authorized, executed and delivered by the Auction Agent and, assuming it is a legal, valid and binding agreement among the other parties thereto, constitutes the legal, valid, binding and enforceable obligation of the Auction Agent.

          Section 6. THE AUCTION AGENT.

          6.1 DUTIES AND RESPONSIBILITIES.

               (a) The Auction Agent is acting solely as agent of the Issuer and owes no fiduciary duties to any person (other than the Issuer) by reason of this Auction Agent Agreement. The Auction Agent undertakes to perform such duties and only such duties as are specifically set forth in this Auction Agent Agreement, and no implied covenants or obligations shall be read into this Auction Agent Agreement by means of the provisions of the Second Terms Supplement, the Trust Agreement, anything set forth in the Prospectus or Prospectus Supplement forming a part of the Registration Statement on Form S-3 (No. 333-10877), anything set forth in the Private Placement Memorandum dated December 22, 1997, or any other offering material prepared in connection with the offer and sale of the Auction Rate Notes and Certificates, or otherwise against the Auction Agent.

               (b) In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted in good faith or for any error of judgment made by it in the performance of its duties under this Auction Agent Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts.

               (c) The Auction Agent shall not agree to any amendment to a Broker-Dealer Agreement without the prior written consent of the Issuer, which consent shall not be unreasonably withheld.

          6.2 RIGHTS OF THE AUCTION AGENT.

               (a) The Auction Agent may rely and shall be protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, form of bond certificate or other instrument, paper or document believed by it to be genuine. The Auction Agent shall not be liable for acting upon any telephone communication authorized hereby which the Auction Agent believes in good faith to have been given by the Indenture Trustee, the Issuer, the Administrator or by a Broker-Dealer. The Auction Agent may record telephone communications with the Indenture Trustee or with Broker-Dealers or both.

               (b) The Auction Agent may consult with counsel of its choice, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

               (c) The Auction Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

               (d) The Auction Agent may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

          6.3 AUCTION AGENT'S DISCLAIMER. The Auction Agent makes no representation as to the validity, adequacy or accuracy of the recitals in this Auction Agent Agreement or the Broker-Dealer Agreement or the validity, adequacy or accuracy of the Auction Rate Notes and Certificates.

          6.4 COMPENSATION, REMEDIES AND INDEMNIFICATION.

               (a) [Reserved]

               (b) For each Interest Period, commencing on the Closing Date, the Auction Agent shall be entitled to a fee in an amount equal to the product of
(i) the Auction Agent Fee Rate times (ii) a fraction, the numerator of which is the number of days in such Auction Period and the denominator of which is 360, times (iii) the aggregate principal amount of Outstanding Notes of the applicable Class of Auction Rate Notes or Outstanding Certificates, as the case may be, at the close of business on the applicable Note Record Date or Certificate Record Date (the "Auction Agent Fee"). The Auction Agent Fee Rate may be adjusted from time to time with the written approval of the Administrator and the Surety Provider upon a written request of the Auction Agent delivered to the Indenture Trustee and the Issuer. The initial Auction Agent Fee Rate shall be .2675% per annum. Any change in the Auction Agent Fee Rate shall be effective on the Auction Date next succeeding such change. The Auction Agent Fee shall be paid monthly, in arrears, by the Indenture Trustee on the first Note Distribution Date, for all Classes of Notes, occurring in each month (or if in any such month a Certificate Distribution Date occurs prior to such first Note Distribution Date, on such Certificate Distribution Date), commencing January 1998. Such fee shall be paid in the manner set forth in Section 5.5 of the Sale and Servicing Agreement.

               (c) The Administrator, on behalf of the Issuer, shall indemnify and hold harmless the Auction Agent for and against any loss, liability or expense incurred without negligence or bad faith on the Auction Agent's part, arising out of or in connection with the acceptance or administration of its agency under this Auction Agent Agreement and the Broker-Dealer Agreements, including the reasonable costs and expenses (including the reasonable fees and expenses of its counsel) of defending itself against any such claim or liability in connection with its exercise or performance of any of its duties hereunder and thereunder and of enforcing this indemnification provision; provided that the Administrator, on behalf of the Issuer, shall not indemnify the Auction Agent pursuant to this Section 6.4(c) for any fees and expenses incurred by the negligence or willful misconduct of the Auction Agent or incurred by the Auction Agent in the normal course of performing its duties hereunder and under the Broker-Dealer Agreements, such fees and expenses being payable as provided in
Section 6.4(b) above.

          6.5 COMPENSATION OF THE BROKER-DEALERS.

               (a) On the first Note Distribution Date for all Classes of Notes issued by the Issuer occurring in each month (or if in any such month a Certificate Distribution Date occurs prior to such first Note Distribution Date, on such Certificate Distribution Date), commencing January 1998, the Auction Agent shall pay each applicable Broker-Dealer the fee (the "Broker-Dealer Fee") required to be paid to each such Broker-Dealer pursuant to Section 2.5 of the Broker-Dealer Agreement.

               (b) After retaining the Auction Agent Fee as provided in Section
6.4 above, the Auction Agent shall pay the Broker-Dealer Fee as provided in
Section 6.5(a) above solely out of amounts received by the Auction Agent pursuant to Section 2.5.2(b) of the Second Terms Supplement and 2.2.2(b) of Appendix B of the Trust Agreement. The Broker-Dealer Fee Rate may be adjusted from time to time with the approval of an Authorized Issuer Officer upon a written request of the Auction Agent or Smith Barney Inc., as sole Initial Broker-Dealer, delivered to the Indenture Trustee and the Issuer. The initial Broker-Dealer Fee Rate shall be .25% per annum. If the Broker-Dealer Fee Rate is changed pursuant to the terms hereof, the Indenture Trustee shall notify the Auction Agent thereof. Any changes in the Broker-Dealer Fee Rate shall be effective on the Auction Date next succeeding such change; provided, however, that such Broker-Dealer Fee Rate will not be increased without the Surety Provider's prior written consent.

          Section 7. MISCELLANEOUS.

          7.1 TERM OF AGREEMENT.

               (a) This Auction Agent Agreement shall terminate on the earlier to occur of (i) the satisfaction and discharge of the Second Terms Supplement with respect to the Auction Rate Notes, the Trust Agreement with respect to the Certificates or this Auction Agent Agreement and (ii) the date on which this Auction Agent Agreement is terminated in accordance with this Section 7.1. The Indenture Trustee may terminate this Auction Agent Agreement in accordance with
Section 2.5.5(a) of the First Terms Supplement. The Auction Agent may terminate this Auction Agent Agreement upon written notice to the Indenture Trustee, the Issuer and the Market Agent on the date specified in such notice, which date shall be no earlier than 90 days after the date of delivery of such notice. Notwithstanding the foregoing, the provisions of Section 2 hereof shall terminate (X) with respect to the Auction Rate Notes, upon the delivery of certificates representing Auction Rate Notes pursuant to Section 2.15 of the Master Indenture and (Y) with respect to the Certificates upon the delivery of the certificates representing the Certificates pursuant to Section 3.14 of the Trust Agreement. Notwithstanding the foregoing, the Auction Agent may terminate this Agreement without further notice if, within 25 days after notifying in writing the Indenture Trustee, the Issuer, the Surety Provider and the Market Agent that it has not received payment of any Auction Agent Fee due it in accordance with the terms hereof, the Auction Agent does not receive such payment. Any resignation of the Auction Agent or termination of the Auction Agent Agreement, other than as described in the preceding sentence of this paragraph, shall not become effective until a successor Auction Agent has been appointed and acceptance of such appointment by such successor Auction Agent. However, if a successor Auction Agent shall not have been appointed within 60 days from the date of such notice of resignation, the resigning Auction Agent may petition any court of competent jurisdiction for the appointment of a successor Auction Agent.

               (b) Except as otherwise provided in this Section 7.1(b), the respective rights and duties of the Indenture Trustee, the Issuer and the Auction Agent under this Auction Agent Agreement shall cease upon termination of this Auction Agent Agreement. The Administrator's obligations to the Auction Agent under Section 6.4(c) hereof shall survive the termination of this Auction Agent Agreement subject to Section 7.10 hereof. Upon termination of this Auction Agent Agreement, the Auction Agent shall promptly deliver to the Trustee copies of all books and records maintained by it with respect to the Auction Rate Notes in connection with its duties hereunder.

          7.2 COMMUNICATIONS. Except for (i) communications authorized to be made by telephone pursuant to this Auction Agent Agreement or the Auction Procedures and (ii) communications in connection with Auctions (other than those expressly required to be in writing), all notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party addressed to it at its address, or facsimile number set below:

If to the Indenture
Trustee, addressed:           Bankers Trust Company
                              4 Albany Street
                              New York, New York 10006
                              Attention:  Corporate Trust and Agency
                              Group, Structured Finance Team
                              Telephone:  (212) 250-6533
                              Facsimile:  (212) 250-6439

If to the Issuer,
addressed:                    The York Bank and Trust Company,
                              c/o Dauphin Deposit Bank and Trust Company
                              213 Market Street
                              Harrisburg, Pennsylvania  17101
                              Attention:  Corporate Trust Services
                              Telephone:  (717) 255-2387
                              Facsimile:  (717) 231-2615

With a copy to
the Administrator:            c/o The Money Store Inc.
                              2840 Morris Avenue
                              Union, New Jersey
                              Attention:  Chief Financial Officer
                              Telephone:  (908) 686-2000
                              Facsimile:  (908) 688-3846

If to the Auction Agent,
addressed:                    Bankers Trust Company
                              4 Albany Street
                              New York, New York 10006
                              Attention:  Auction Rate Securities
                              Telephone:  (212) 250-6850
                              Facsimile:  (212) 250-6215

If to the Market Agent,
addressed:                    Smith Barney Inc.
                              390 Greenwich Street
                              4th Floor
                              New York, New York 10013
                              Attention:  Manager, Auction Rate
                                          Products Group
                              Telephone:  (212) 723-7082
                              Facsimile:  (212) 723-8809

If to the Surety
Provider, addressed:          Ambac Assurance Corporation
                              One State Street Plaza
                              New York, New York 10004
                              Attention:  Structured Finance
                              Department/Student Loans
                              Telephone:  (212) 668-0340
                              Facsimile:  (212) 363-1459


or such other address, telephone or facsimile number as such party may hereafter specify for such purpose by notice in writing to the other party. Each such notice, request or communication shall be effective when delivered at the address specified herein. Communications shall be given on behalf of the Indenture Trustee by an Authorized Trustee Representative, on behalf of the Auction Agent by an Authorized Auction Agent Officer and on behalf of the Issuer by an Authorized Issuer Officer.

          7.3 ENTIRE AGREEMENT. This Auction Agent Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred between the parties relating to the subject matter hereof.

          7.4 BENEFITS. Nothing herein, express or implied, shall give to any person, other than the Indenture Trustee, acting on behalf of the beneficial Owners, the Auction Agent, the Issuer and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim hereunder.

          7.5 AMENDMENT: WAIVER.

               (a) This Auction Agent Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by duly authorized representatives of the parties hereto.

               (b) The Indenture Trustee and the Issuer shall not enter into or approve any amendment of or supplement to the Second Terms Supplement which materially affects the Auction Agent's duties or obligations under the Second Terms Supplement without obtaining the prior written consent of the Auction Agent. The Indenture Trustee shall promptly notify the Auction Agent of any amendment of or supplement to the Second Terms Supplement and shall provide a copy thereof to the Auction Agent upon request.

               (c) Failure of a party hereto to exercise any right or remedy hereunder in the event of a breach hereof by any other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

          7.6 SUCCESSOR AND ASSIGNS. This Auction Agent Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of each of the Indenture Trustee, the Issuer and the Auction Agent. This Auction Agent Agreement may not be assigned by any party hereto absent the prior written consent of the other parties hereto, which consents shall not be unreasonably withheld.

          7.7 SEVERABILITY. If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

          7.8 EXECUTION IN COUNTERPARTS. This Auction Agent Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          7.9 GOVERNING LAW. This Auction Agent Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

          7.9(A) NO PETITION. The Auction Agent, by entering into this Auction Agent Agreement, hereby covenants and agrees that it will not at any time institute against the Sellers or the Issuer, or join in any institution against the Sellers or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to this Auction Agent Agreement or any of the other Basic Documents.

          7.10 INDENTURE TRUSTEE. All privileges, rights and immunities given to the Indenture Trustee in the First Terms Supplement are hereby extended to and applicable to the Indenture Trustee's obligations hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Auction Agent Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                      CLASSNOTES TRUST 1997-I

                                      By:  THE YORK BANK AND TRUST
                                           COMPANY, not in its individual
                                           capacity but solely as
                                           Eligible Lender Trustee,


                                      By:/S/ Richard H. Bass
                                         Name:  Richard H. Bass
                                         Title: Vice President

                                      BANKERS TRUST COMPANY, not in its
                                      individual capacity but solely as
                                      Indenture Trustee


                                      By:/s/ Alfia Monastra
                                         Name:  Alfia Monastra
                                         Title: Assistant Vice President

                                      BANKERS TRUST COMPANY,
                                      as Auction Agent

                                      By:/s/ Melissa Reynolds
                                         Name:  Melissa Reynolds
                                         Title: Assistant Vice President


The Administrator hereby accepts its obligations hereunder, including those pursuant to Section 6.4 hereof.

TRANS-WORLD INSURANCE
COMPANY, D/B/A EDUCAID


By: /s/ Michael Benoff
    Name:  Michael Benoff
    Title: Senior Vice President

                                    EXHIBIT A
                           TO AUCTION AGENT AGREEMENT


                         LIST OF INITIAL BROKER-DEALERS

                                Smith Barney Inc.

                                    EXHIBIT B
                           TO AUCTION AGENT AGREEMENT


                             BROKER-DEALER AGREEMENT

                                    EXHIBIT C

                                   [RESERVED]

                                    EXHIBIT D
                           TO AUCTION AGENT AGREEMENT

                    NOTICE OF NOTES/CERTIFICATES OUTSTANDING

                             CLASSNOTES TRUST 1997-I
           ASSET BACKED NOTES, SERIES 1997-2, CLASS A-5 and CLASS A-6
                     AUCTION RATE ASSET BACKED CERTIFICATES

NOTICE IS HEREBY GIVEN that $________________ aggregate principal amount of [Class A-5 and A-6 Notes][Certificates] were Outstanding at the close of business on the immediately preceding Record Date. Such aggregate principal amount of [Class A-_ Notes][Certificates], less $___________________ aggregate principal amount of [Class A-5 and A-6 Notes][Certificates] to be repaid by the Issuer pursuant to the [First Terms Supplement][Trust Agreement], for a net aggregate principal amount of [Class A-5 and A-6 Notes] [Certificates] of $__________ Notes][Certificates] of $_______________ will be available on the next Auction scheduled to be held on ---------------------.

Terms used herein have the meanings set forth in the Second Terms Supplement and Trust Agreement relating to the above-referenced issue.

                                             BANKERS TRUST COMPANY as
                                             Indenture Trustee


                                             By:__________________________
                                                Name:
                                                Title:
Date:

                                    EXHIBIT E
                           TO AUCTION AGENT AGREEMENT

                            NOTICE OF FEE RATE CHANGE

                             CLASSNOTES TRUST 1997-I
                        ASSET BACKED NOTES, SERIES 1997-2
                     AUCTION RATE ASSET BACKED CERTIFICATES


NOTICE IS HEREBY GIVEN that the [Auction Agent Fee Rate] [Broker- Dealer Fee Rate] has been changed in accordance with Section [6.4(b)] [6.5(b)] of the Auction Agent Agreement. The new [Auction Agent Fee Rate] [Broker-Dealer Fee Rate] shall be % of 1% per annum.

Terms used herein have the meanings set forth in the Second Terms Supplement and Trust Agreement relating to the above-referenced issue.

                                              BANKERS TRUST COMPANY, as Auction
                                              Agent


                                              By:______________________________
                                                 Name:
                                                 Title:

Date:

APPROVED:

CLASSNOTES TRUST 1997-I

By:  THE YORK BANK AND
     TRUST COMPANY, not in its
     individual capacity but
     solely as Eligible Lender
     Trustee


By: ______________________________
    Name:
    Title:

                                    EXHIBIT F
                           TO AUCTION AGENT AGREEMENT

                           NOTICE OF A PAYMENT DEFAULT

                             CLASSNOTES TRUST 1997-I
                        ASSET BACKED NOTES, SERIES 1997-2
                     AUCTION RATE ASSET BACKED CERTIFICATES


NOTICE IS HEREBY GIVEN that a Payment Default has occurred and not been cured. Determination of the Class Interest Rate on the Auction Rate Notes and the Certificate Rate on the Certificates pursuant to the Auction Procedures will be suspended. The Class Interest Rate on each Class of Auction Rate Notes and the Certificates for each applicable Auction Period commencing after the date of Payment Default will equal the Non-Payment Rate as it is determined by the Trustee on the first day of such Auction Period.

Terms used herein have the meanings set forth in the Second Terms Supplement and the Trust Agreement relating to the above-referenced issue.

                                             BANKERS TRUST COMPANY, as Auction
                                             Agent


                                             By:_______________________________
                                                Name:
                                                Title:

Date:

                                    EXHIBIT G
                           TO AUCTION AGENT AGREEMENT

                              SETTLEMENT PROCEDURES

          If not otherwise defined below, capitalized terms used herein shall have the meanings given such terms in the Second Terms Supplement and the Trust Agreement.

          (a) Not later than (1) 3:00 P.M. if the Class Interest Rate for a Class of Auction Rate Notes or the Certificate Rate for the Certificates, as the case may be, is the Auction Rate or (2) 4:00 P.M. if the Class Interest Rate for a Class of Auction Rate Notes or the Certificate Rate for the Certificates, as the case may be, is the Net Loan Rate on each Auction Date, the Auction Agent shall notify by telephone each Broker-Dealer that participated in the Auction held on such Auction Date and submitted an Order on behalf of an Existing Noteholder or Existing Certificateholder or Potential Noteholder or Potential Certificateholder:

               (i) the Class Interest Rate for the applicable Class of Auction Rate Notes or Certificate Rate fixed for the next Interest Period;

               (ii) whether there were Sufficient Bids in such Auction;

               (iii) if such Broker-Dealer (a "Seller's Broker- Dealer") submitted Bids or Sell Orders on behalf of an Existing Noteholder or Existing Certificateholder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the principal amount of the applicable Class of Auction Rate Notes or Certificates, if any, to be sold by such Existing Noteholder or Existing Certificateholder;

               (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Noteholder or Potential Certificateholder, whether such Bid was accepted or rejected, in whole or in part, and the principal amount of the applicable Class of Auction Rate Notes or Certificates, if any, to be purchased by such Potential Noteholder or Potential Certificateholder;

               (v) if the aggregate amount of Auction Rate Notes to be sold by all Existing Noteholders, or Certificates to be sold by all Existing Certificateholders, on whose behalf such Seller's Broker-Dealer submitted Bids or Sell Orders exceeds the aggregate principal amount of Auction Rate Notes or Certificates, as the case may be, to be purchased by all Potential Noteholders or Potential Certificateholders on whose behalf such Buyer's Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Participant, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess principal amount of Auction Rate Notes or Certificates and the principal amount of Auction Rate Notes or Certificates to be purchased from one or more Existing Noteholders or Existing Certificateholders on whose behalf such Seller's Broker-Dealer acted by one or more Potential Noteholders or Potential Certificateholders on whose behalf each of such Buyer's Broker-Dealers acted;

               (vi) if the principal amount of Auction Rate Notes or Certificates to be purchased by all Potential Noteholders or Potential Certificateholders on whose behalf such Buyer's Broker-Dealer submitted a Bid exceeds the amount of Auction Rate Notes or Certificates to be sold by all Existing Noteholders or Existing Certificateholders on whose behalf such Sellers' Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Sellers' Broker-Dealers (and the name of the Participant, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess principal amount of Auction Rate Notes or Certificates and the principal amount of Auction Rate Notes or Certificates to be sold to one or more Potential Noteholders or Potential Certificateholders on whose behalf such Buyer's Broker-Dealer acted by one or more Existing Noteholders or Existing Certificateholders on whose behalf each of such Seller's Broker-Dealers acted; and

               (vii) the Auction Date for the next succeeding Auction.

          (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Noteholder or Existing Certificateholder or Potential Noteholder or Potential Certificateholder shall:

               (i) advise each Existing Noteholder or Existing Certificateholder and Potential Noteholder or Potential Certificateholder on whose behalf such Broker-Dealer submitted a Bid or Sell Order in the Auction on such Auction Date whether such Bid or Sell Order was accepted or rejected, in whole or in part;

               (ii) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, advise each Potential Noteholder or Potential Certificateholder on whose behalf such Buyer's Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Owner's Participant to pay such Buyer's Broker-Dealer (or its Participant) through the Securities Depository the amount necessary to purchase the principal amount of Auction Rate Notes or Certificates to be purchased pursuant to such Bid against receipt of such Auction Rate Notes or Certificates, together with accrued interest;

               (iii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Existing Noteholder or Existing Certificateholder on whose behalf such Seller's Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Existing Noteholder's or Existing Certificateholder's Participant to deliver to such Seller's Broker-Dealer (or its Participant) through the Securities Depository the principal amount of Auction Rate Notes or Certificates to be sold pursuant to such Order against payment therefor;

               (iv) advise each Existing Noteholder or Existing
     Certificateholder on whose behalf such Broker-Dealer submitted an Order and each Potential Noteholder or Potential Certificateholder on whose behalf such Broker- Dealer submitted a Bid of the Auction Rate for the next Interest Period;

               (v) advise each Existing Noteholder or Existing Certificateholder on whose behalf such Broker-Dealer submitted an Order of the next Auction Date; and

               (vi) advise each Potential Noteholder or Potential
     Certificateholders on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the next Auction Date.

          (c) on the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order in an Auction is required to allocate any funds received by it in connection with such Auction pursuant to paragraph (b)(ii) above, and any Auction Rate Notes or Certificates received by it in connection with such Auction pursuant to paragraph (b)(iii) above among the Potential Noteholders or Potential Certificateholders, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Noteholders or Existing Certificateholders, if any, on whose behalf such Broker-Dealer submitted Bids or Sell Orders in such Auction, and any Broker-Dealers identified to it by the Auction Agent following such Auction pursuant to paragraph (a)(v) or (a)(vi) above.

          (d) on each Auction Date:

               (i) each Potential Noteholder or Potential Certificateholder and Existing Noteholder or Existing Certificateholder with an Order in the Auction on such Auction Date shall instruct its Participant as provided in
     (b)(ii) or (b)(iii) above, as the case may be;

               (ii) each Seller's Broker-Dealer that is not a Participant of the Securities Depository shall instruct its Participant to deliver such Auction Rate Notes or Certificates through the Securities Depository to a Buyer's Broker-Dealer (or its Participant) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

               (iii) each Buyer's Broker-Dealer that is not a Participant in the Securities Depository shall instruct its Participant to pay through the Securities Depository to Seller's Broker-Dealer (or its Participant) identified following such Auction pursuant to (a)(vi) above in the amount necessary to purchase Auction Rate Notes or Certificates to be purchased pursuant to (b)(ii) above against receipt of such Auction Rate Notes or Certificates.

          (e) on the Business Date following each Auction Date:

               (i) each Participant for a Bidder in the Auction on such Auction Date referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described under (b)(ii) or (b)(iii) above for such Auction, and the Securities Depository shall execute such transactions;

               (ii) each Seller's Broker-Dealer or its Participant shall instruct the Securities Depository to execute the transactions described in
     (d)(ii) above for such Auction, and the Securities Depository shall execute such transactions; and

               (iii) each Buyer's Broker-Dealer or its Participant shall instruct the Securities Depository to execute the transactions described in
     (d)(iii) above for such Auction, and the Securities Depository shall execute such transactions.

          (f) If an Existing Noteholder selling Notes or an Existing Certificateholder selling Certificates in an Auction fails to deliver such Auction Rate Notes or Certificates (by authorized book-entry), a Broker-Dealer may deliver to the Potential Noteholder or Potential Certificateholder on behalf of which it submitted a Bid that was accepted a principal amount of Auction Rate Notes or Certificates that is less than the principal amount of Auction Rate Notes or Certificates that otherwise was to be purchased by such Potential Noteholder or Potential Certificateholder. In such event, the principal amount of Auction Rate Notes or Certificates to be so delivered shall be determined solely by such Broker-Dealer (but only in Authorized Denominations). Delivery of such lesser principal amount of Auction Rate Notes or Certificates shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph
(f), any delivery or nondelivery of Auction Rate Notes or Certificates which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or nondelivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements. Neither the Indenture Trustee nor the Auction Agent will have any responsibility or liability with respect to the failure of a Potential Noteholder or Potential Certificateholder, Existing Noteholder or Existing Certificateholder or their respective Broker-Dealer or Participant to take delivery of or deliver, as the case may be, the principal amount of Auction Rate Notes or Certificates purchased or sold pursuant to an Auction or otherwise.

                                    EXHIBIT H
                           TO AUCTION AGENT AGREEMENT

                    NOTICE OF CONTINUATION OF AUCTION PERIOD

                             CLASSNOTES TRUST 1997-I
                        ASSET BACKED NOTES, SERIES 1997-2
                     AUCTION RATE ASSET BACKED CERTIFICATES


NOTICE IS HEREBY GIVEN that a condition for the establishment of a change in the length of one or more Auction Periods for the Series 1997-2, Class A-5 and A-6 Notes and Certificates has not been met. An Auction will therefore be held on the next Auction Date (_____________________) and the length of such Auction Period shall remain an Auction Period of days.

                                        BANKERS TRUST COMPANY,
                                          as Auction Agent


                                        By:___________________________________
                                           Name:
                                           Title:

Date:

                                    EXHIBIT I
                           TO AUCTION AGENT AGREEMENT

                             NOTICE OF INTEREST RATE

                             CLASSNOTES TRUST 1997-I
                        ASSET BACKED NOTES, SERIES 1997-2
                     AUCTION RATE ASSET BACKED CERTIFICATES


NOTICE IS HEREBY GIVEN that [the Issuer Certificate and the Indenture Trustee written statements, if any,] [Sufficient Bids] necessary for the establishment of a change in the length of one or more Auction Periods for the Series 1997-2, Class A-5 and A-6 Notes and Certificates have not been provided. The [Class Interest Rate][Certificate Rate] for the Auction Period commencing on __________________________ shall be the [Maximum Auction Rate] [Net Loan Rate] and such Auction Period shall remain an Auction Period of ______ days.

                                              BANKERS TRUST COMPANY,
                                                 as Auction Agent


                                              By:____________________________
                                                 Name:
                                                 Title:

Date:

                                    EXHIBIT J
                           TO AUCTION AGENT AGREEMENT

                                NOTICE OF RATINGS

                             CLASSNOTES TRUST 1997-I
                        ASSET BACKED NOTES, SERIES 1997-2
                     AUCTION RATE ASSET BACKED CERTIFICATES


NOTICE IS HEREBY GIVEN to the Auction Agent by the Issuer pursuant to Section 2.3(a) of the Auction Agent Agreement that:

               1. as of the date of this notice the rating by [Moody's] on the [Series 1997-2 Notes] [Certificates] is _______ [and such rate is [*"Aa3" or higher/lower than "Aa3"]];** and

               2. as of the date of this notice the rating on the [Series 1997-2 Notes][Certificates] by [Standard & Poor's] is ____________ [and such rate is [*"AA-" or higher] [lower than "AA"]].**

The Auction Agent may rely on such ratings for all purposes of the First Terms Supplement, and the Trust Agreement, including determination of the Maximum Auction Rate thereunder, from the date hereof until further notice from the undersigned.

                                      CLASSNOTES TRUST 1997-I


                                      By:  THE YORK BANK AND TRUST
                                           COMPANY, not in its
                                           individual capacity but
                                           solely as Eligible Lender Trustee

                                       By: ____________________________
                                           Name:
                                           Title:


--------
*    Choose one.

* The information in the outer brackets will be used as applicable whenever the [Moody's] rating is not equal to "Aa3" and/or the [Standard & Poor's] rating is not equal to "AA-."